CSFB03-19G5BBG 30 year 5.2's

User ID: sijaz

Deals Directory: /home/sijaz/intexdeals

DEC TABLES REPORT

Date:

07/02/2003 12:19:13

CMO Desk

Settlement Date: 7/31/2003 WHOLE 30 year WAC: 6.00 WAM: 358.00 Pricing Speed: 300 PSA

Deal: CSFB03-19G5BBG

Bond Name: 5101

Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	5I01	5I01	5I01	5I01	5I01
7/31/2003	100.00	100.00	100.00	100.00	100.00
7/25/2004	97.39	93.74	92.83	92.83	92.83
7/25/2005	94.61	82.50	79.51	79.51	79.51
7/25/2006	91.67	68.14	62.52	62.52	61.61
7/25/2007	88.54	54.47	46.62	46.62	28.57
7/25/2008	85.22	41.64	31.98	24.45	5.78
7/25/2009	82.07	30.46	19.48	9.46	0.00
7/25/2010	78.73	20.17	8.44	0.00	0.00
7/25/2011	75.18	10.85	0.81	0.00	0.00
7/25/2012	71.42	2.42	0.00	0.00	0.00
7/25/2013	67.42	0.00	0.00	0.00	0.00
7/25/2014	63.18	0.00	0.00	0.00	0.00
7/25/2015	58.67	0.00	0.00	0.00	0.00
7/25/2016	53.89	0.00	0.00	0.00	0.00
7/25/2017	48.81	0.00	0.00	0.00	0.00
7/25/2018	43.42	0.00	0.00	0.00	0.00
7/25/2019	37.70	0.00	0.00	0.00	0.00
7/25/2020	31.62	0.00	0.00	0.00	0.00
7/25/2021	25.17	0.00	0.00	0.00	0.00
7/25/2022	18.32	0.00	0.00	0.00	0.00
7/25/2023	11.04	0.00	0.00	0.00	0.00
7/25/2024	3.32	0.00	0.00	0.00	0.00
12/25/2024	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)	12.8	4.57	3.95	3.68	3.19

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited i nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB 03-19G5BBG 30 year 5.2's

User ID: sijaz

Deals Directory: /home/sijaz/intexdeals

DEC TABLES REPORT

Date:

07/02/2003 12:19:13

CMO Desk

Settlement Date: 7/31/2003 WHOLE 30 year WAC: 6.00 WAM: 358.00 Pricing Speed: 300 PSA

Deal: CSFB03-19G5BBG

Bond Name:  5A13

Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	5A13	5A13	5A13	5A13	5A13
7/31/2003	100.00	100.00	100.00	100.00	100.00
7/25/2004	99.44	98.19	97.88	97.88	97.88
7/25/2005	92.45	69.89	64.36	64.36	64.36
7/25/2006	85.04	33.77	21.61	21.61	21.61
7/25/2007	77.17	0.00	0.00	0.00	0.00
7/25/2008	68.81	0.00	0.00	0.00	0.00
7/25/2009	60.89	0.00	0.00	0.00	0.00
7/25/2010	52.48	0.00	0.00	0.00	0.00
7/25/2011	43.56	0.00	0.00	0.00	0.00
7/25/2012	34.08	0.00	0.00	0.00	0.00
7/25/2013	24.02	0.00	0.00	0.00	0.00
7/25/2014	13.34	0.00	0.00	0.00	0.00
7/25/2015	2.00	0.00	0.00	0.00	0.00
10/25/2015	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)

7.06

2.56

2.34

2.34

2.34

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited i nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no instances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-19G5BBG 30 year 5.2's

User ID: sijaz

Deals Directory: /home/sijaz/intexdeals

DEC TABLES REPORT

Date:

07/02/2003 12:19:13

CMO Desk

Settlement Date: 7/31/2003 WHOLE 30 year WAC: 6.00 WAM: 358.00 Pricing Speed: 300 PSA

Deal: CSFB03-19G5BBG

Bond Name:  5A15

Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	5A15	5A15	5A15	5A15	5A15
7/31/2003	100.00	100.00	100.00	100.00	100.00
7/25/2004	96.03	90.81	89.50	89.50	89.50
7/25/2005	96.03	90.81	89.50	89.50	89.50
7/25/2006	96.03	90.81	89.50	89.50	87.98
7/25/2007	96.03	90.38	77.36	77.36	47.41
7/25/2008	96.03	69.08	53.06	40.56	9.59
7/25/2009	96.03	50.53	32.32	15.69	0.00
7/25/2010	96.03	33.46	14.01	0.00	0.00
7/25/2011	96.03	18.01	1.35	0.00	0.00
7/25/2012	96.03	4.02	0.00	0.00	0.00
7/25/2013	96.03	0.00	0.00	0.00	0.00
7/25/2014	96.03	0.00	0.00	0.00	0.00
7/25/2015	96.03	0.00	0.00	0.00	0.00
7/25/2016	89.42	0.00	0.00	0.00	0.00
7/25/2017	80.99	0.00	0.00	0.00	0.00
7/25/2018	72.05	0.00	0.00	0.00	0.00
7/25/2019	62.55	0.00	0.00	0.00	0.00
7/25/2020	52.46	0.00	0.00	0.00	0.00
7/25/2021	41.76	0.00	0.00	0.00	0.00
7/25/2022	30.39	0.00	0.00	0.00	0.00
7/25/2023	18.33	0.00	0.00	0.00	0.00
7/25/2024	5.51	0.00	0.00	0.00	0.00
12/25/2024	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)

16.58

5.89

5.01

4.57

3.75

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited i nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no instances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-19G5BBG 30 year 5.2's

User ID: sijaz

Deals Directory: /home/sijaz/intexdeals

DEC TABLES REPORT

Date:

07/02/2003 12:19:13

CMO Desk

Settlement Date: 7/31/2003 WHOLE 30 year WAC: 6.00 WAM: 358.00 Pricing Speed: 300 PSA

Deal: CSFB03-19G5BBG

Bond Name:  5A25

Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	5A25	5A25	5A25	5A25	5A25
7/31/2003	100.00	100.00	100.00	100.00	100.00
7/25/2004	95.56	89.37	87.82	87.82	87.82
7/25/2005	90.85	70.26	65.19	65.19	65.19
7/25/2006	85.84	45.88	36.33	36.33	34.77
7/25/2007	80.53	22.65	9.32	9.32	0.00
7/25/2008	74.88	0.84	0.00	0.00	0.00
7/25/2009	69.54	0.00	0.00	0.00	0.00
7/25/2010	63.86	0.00	0.00	0.00	0.00
7/25/2011	57.84	0.00	0.00	0.00	0.00
7/25/2012	51.44	0.00	0.00	0.00	0.00
7/25/2013	44.65	0.00	0.00	0.00	0.00
7/25/2014	37.44	0.00	0.00	0.00	0.00
7/25/2015	29.79	0.00	0.00	0.00	0.00
7/25/2016	21.66	0.00	0.00	0.00	0.00
7/25/2017	13.03	0.00	0.00	0.00	0.00
7/25/2018	3.87	0.00	0.00	0.00	0.00
12/25/2018	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)

8.73 2.83 2.50 2.50 2.35

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited i nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no instances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-19G5BBG 30 year 5.2's

User ID: sijaz

Deals Directory: /home/sijaz/intexdeals

DEC TABLES REPORT

Date:

07/02/2003 12:19:13

CMO Desk

Settlement Date: 7/31/2003 WHOLE 30 year WAC: 6.00 WAM: 358.00 Pricing Speed: 300 PSA

Deal: CSFB03-19G5BBG

Bond Name:  5A26

Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	5A26	5A26	5A26	5A26	5A26
7/31/2003	100.00	100.00	100.00	100.00	100.00
7/25/2004	100.00	100.00	100.00	100.00	100.00
7/25/2005	100.00	100.00	100.00	100.00	100.00
7/25/2006	100.00	100.00	100.00	100.00	100.00
7/25/2007	100.00	100.00	100.00	100.00	69.44
7/25/2008	100.00	100.00	77.73	59.42	14.04
7/25/2009	100.00	74.03	47.35	22.98	0.00
7/25/2010	100.00	49.02	20.52	0.00	0.00
7/25/2011	100.00	26.38	1.98	0.00	0.00
7/25/2012	100.00	5.89	0.00	0.00	0.00
7/25/2013	100.00	0.00	0.00	0.00	0.00
7/25/2014	100.00	0.00	0.00	0.00	0.00
7/25/2015	100.00	0.00	0.00	0.00	0.00
7/25/2016	100.00	0.00	0.00	0.00	0.00
7/25/2017	100.00	0.00	0.00	0.00	0.00
7/25/2018	100.00	0.00	0.00	0.00	0.00
7/25/2019	91.63	0.00	0.00	0.00	0.00
7/25/2020	76.86	0.00	0.00	0.00	0.00
7/25/2021	61.17	0.00	0.00	0.00	0.00
7/25/2022	44.52	0.00	0.00	0.00	0.00
7/25/2023	26.85	0.00	0.00	0.00	0.00
7/25/2024	8.08	0.00	0.00	0.00	0.00
12/25/2024	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)

18.62

7.06

6.02

5.37

4.39

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited i nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no instances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.